                                   EXHIBIT 10.9

   Assignment Agreement effective as of July 1, 1999 between the Company,
    Techwest Management Ltd., Sideware Systems and SJM Management Ltd.

                                 ASSIGNMENT OF LEASE


          THIS AGREEMENT is dated for reference June 25, 1999.

BETWEEN:

          PACIFIC CENTRE LEASEHOLDS LIMITED

          (the "Landlord")
                                                              OF THE FIRST PART

AND:

          SJM MANAGEMENT LTD.

          (the "Tenant")
                                                              OF THE SECOND PART
AND:

          TECHWEST MANAGEMENT INC.

          (the "Assignee")
                                                              OF THE THIRD PART

AND:

          SIDEWARE SYSTEMS INC. AND BRAINTECH, INC.

          (collectively, the "Indemnifier")
                                                              OF THE FOURTH PART


WITNESSES THAT WHEREAS:

A. By a lease (the "Original Lease") dated October 10, 1990 made between Pacific Centre North Limited ("PCNL") and the Tenant, PCNL demised and leased unto the Tenant certain premises (the "Original Premises") on the 16th Floor of the Building (as therein defined) comprising 5,496 square feet more or less of Rentable Area (as therein defined);

B. By an amendment to lease (the "Amendment") dated for reference January 12, 1994, PCNL and the Tenant agreed to adjust the Net Rent payable and to increase the notice requirement for termination;

C. By a renewal of lease (the "Renewal") dated for reference September 27, 1995, the Tenant and PCNL agreed to renew the Lease for a further term of five (5) years expiring November 30, 2000 and to reduce the size of the Original Premises to approximately 4,416 square feet of Rentable Area (the "Premises");

D. The Original Lease, the Amendment and the Renewal are together referred to herein as the "Lease";

E. By an assignment of lease made as of August 31, 1998, PCNL assigned all of its estate, right, title and interest in the Lease to the Landlord;

F. Effective July 1, 1999 (the "Effective Date"), the Tenant proposes to assign its interest under the Lease to the Assignee, and the Landlord has agreed to give its consent to such assignment on the terms and conditions hereinafter set forth; and

G. The Indemnifier has agreed to indemnify the obligations of the Assignee pursuant to this Agreement.

          NOW THEREFORE THE LANDLORD, THE TENANT, THE ASSIGNEE AND THE INDEMNIFIER, in consideration of the Premises, the sum of $1.00 paid by each party to the others, the mutual covenants and agreements herein contained, and other good and valuable consideration (the receipt and sufficiency of which is hereby acknowledged) and subject to the terms and conditions herein set out, covenant and agree as follows:

1.        INTERPRETATION

          All terms defined in the Lease and used herein shall have the respective meanings ascribed to them in the Lease unless the context otherwise requires or unless otherwise stated herein. The defined terms in the recitals to this Agreement shall have such meaning throughout this Agreement, unless otherwise stated herein.

2.        AMENDMENTS TO LEASE

          The Lease is hereby amended, with effect as of the Effective Date, by deleting Section 1.04.

3.        ASSIGNMENT OF THE LEASE

          The Tenant hereby assigns to the Assignee as of the Effective Date all of the right, title, benefit and interest of the Tenant in and to the Premises, together with the unexpired residue of the Term, as extended pursuant to this Agreement, and the Lease (as hereby amended) and all of the benefit and advantage to be derived therefrom, to hold the same onto the Assignee henceforth for and during the residue of the Term, as hereby extended, subject to the payment of the rent and performance of the covenants of the Tenant under the Lease.

4.        WARRANTIES AND COVENANTS OF THE TENANT IN FAVOUR OF THE ASSIGNEE

          The Tenant hereby represents and warrants to, and covenants and agrees with, the Assignee that:

     (a) notwithstanding any act of the Tenant, the Lease is good, valid and subsisting, the rents thereby reserved have been duly paid, the covenants and conditions therein have been duly observed and performed by the Tenant as of the date hereof, and the Tenant now has good right, full power and absolute authority to assign the Premises and the Lease in the manner aforesaid according to the true intent and meaning hereof;

     (b) subject to the payment of rent and the performance of the covenants and conditions contained in the Lease, the Assignee may enter into and hold and enjoy the Premises for the residue of the Term, for its own use and benefit without any interruption by the Tenant or any person claiming under it, free from all charges and encumbrances whatsoever, and the Tenant shall at all times hereafter, at the request and cost of the Assignee, execute such further assurances of the Premises as the Assignee shall reasonably require;

     (c) it has not previously assigned, transferred, charged, encumbered, sublet or parted with possession of the Premises; and,

     (d)  it has not exercised any renewal options under the Lease.

5.        COVENANTS OF THE ASSIGNEE IN FAVOUR OF THE TENANT

          The Assignee hereby covenants and agrees with the Tenant that the Assignee shall during the residue of the Term:

     (a)  pay the Rent reserved by the Lease;

     (b) perform and observe the obligations, covenants and conditions therein contained on the part of the tenant therein named to be observed and performed; and,

     (c) indemnify and save the Tenant harmless therefrom and from all actions, suits, costs, losses, charges, damages and expenses for or in respect thereof, as if the Assignee were the tenant named in the Lease.

6.        COVENANTS OF THE ASSIGNEE IN FAVOUR OF THE LANDLORD

          The Assignee hereby covenants and agrees with the Landlord:

     (a) to pay the Rent and Additional Rent and to observe and perform all of the covenants, agreements and conditions of the Tenant reserved and contained in the Lease in the same manner as if the Assignee were the tenant named in the Lease; and

     (b) not to assign or sublet or part with possession of the Premises or any part thereof or the Lease without the prior written consent of the Landlord pursuant to the Lease.

7.        COVENANTS OF THE INDEMNIFIER IN FAVOUR OF THE LANDLORD

          Each of the corporations which are identified as the Indemnifier in this Agreement agree to execute and deliver to the Landlord an indemnity agreement in the form attached as Schedule "A" hereto (with blanks completed) and the Tenant agrees that the failure of the Indemnifier to do so shall constitute a Event of Default pursuant to the Lease.

8.        CONSENT OF THE LANDLORD TO THE ASSIGNMENT

          The Landlord hereby consents to this Assignment on the following conditions:

     (a) neither the consent of the Landlord, nor the payment of any money, nor the performance by the Assignee of its obligations under the Lease shall waive or modify in any respect the rights of the Landlord under the Lease other than to relieve the Tenant from the observance or performance of the conditions and covenants in the Lease to be observed or performed by the Tenant; and

     (b) the consent of the Landlord shall not be deemed to be a consent to or a waiver of the requirement set forth in the Lease for the consent of the Landlord to any subsequent assignment of the Lease or the Term or to any subletting or other parting with possession of the Premises or any part thereof.

9.        RELEASE OF TENANT

          The Landlord hereby expressly confirms and agrees that the Tenant is released from any further obligations arising under the Lease as of the Effective Date, except for any claims or liabilities which exist or arise prior to the Effective Date.

10.       DEMISE

          For greater certainty, and in consideration of the rents, covenants and agreements contained in the Lease as hereby amended on the part of Tenant to be paid, observed and performed, the Landlord does hereby demise and lease unto the Assignee, as from the Effective Date, the Premises for and during the Term of the Lease, and the Assignee hereby covenants and agrees to pay the rents, and observe and perform the covenants and agreements in the Lease as hereby amended on its part to be paid, observed and performed.

11.       LEASE RATIFIED AND CONFIRMED

          Except as hereby expressly amended the Lease is hereby ratified and confirmed by the Landlord, the Tenant, the Assignee and the Indemnifier to the effect and with the intent that the Lease and this Agreement shall be read and construed as one document.

12.       EXECUTION

          The Tenant, the Assignee and the Indemnifier confirm and agree that this Agreement has been executed by their authorized signatories and if only one signatory has signed this Agreement, each of the Tenant, the Assignee and the Indemnifier is authorized by its articles or incorporation or other constating documents to execute leases by such sole authorized signatory and if this Agreement is not executed under seal, the Tenant, the Assignee and the Indemnifier are authorized by their articles of incorporation or other constating documents to execute leases without a seal.

13.       ENUREMENT

          This Agreement shall enure to the benefit of and be binding upon the parties and their respective heirs, personal representatives, successors and permitted assigns.

14.       CAPTIONS

          The captions appearing in this Agreement have been inserted as a matter of convenience and for reference only and in no way define, limit or enlarge the scope or meaning of this Agreement or any provision hereof.

          IN WITNESS WHEREOF the Landlord, the Tenant, the Assignee and the Indemnifier have executed this Agreement as of date first above written.


THE CORPORATE SEAL OF PACIFIC CENTRE       )
LEASEHOLDS LIMITED was hereunto affixed    )
in the presence of:                        )
                                           )
                                           )
"signed"                                   )
------------------------------------       )
Title:                                     )
     Authorized Signatory                  )   C/S
                                           )
                                           )
------------------------------------       )
Title:                                     )
     Authorized Signatory                  )


THE COMMON SEAL OF SJM MANAGEMENT LTD.     )
was hereunto affixed in the presence of:   )
                                           )
"signed"                                   )
------------------------------------       )
Title:                                     )
     Authorized Signatory                  )   C/S
                                           )
                                           )
------------------------------------       )
Title:                                     )
     Authorized Signatory                  )
                                           )


THE COMMON SEAL OF TECHWEST MANAGEMENT     )
INC. was hereunto affixed in the presence  )
of:                                        )
                                           )
"signed"                                   )
------------------------------------       )
Title:                                     )
     Authorized Signatory                  )   C/S
                                           )
                                           )
------------------------------------       )
Title:                                     )
     Authorized Signatory                  )
                                           )


THE COMMON SEAL OF SIDEWARE SYSTEMS INC.   )
was hereunto affixed in the presence of:   )
                                           )
"signed"                                   )
------------------------------------       )
Title:                                     )
     Authorized Signatory                  )   C/S
                                           )
                                           )
------------------------------------       )
Title:                                     )
     Authorized Signatory                  )
                                           )
                                           )
                                   - 4 -

THE COMMON SEAL OF BRAINTECH, INC. was     )
hereunto affixed in the presence of:       )
                                           )
"signed                                    )
------------------------------------       )
Title:                                     )
     Authorized Signatory                  )   C/S
                                           )
                                           )
------------------------------------       )
Title:                                     )
     Authorized Signatory                  )
                                           )
                                           )



                                      SCHEDULE A

                                 INDEMNITY AGREEMENT


THIS INDEMNITY is dated the 25TH day of JUNE, 1999.

B E T W E E N :

                          PACIFIC CENTRE LEASEHOLDS LIMITED
                                   (the "Landlord")
                                                              OF THE FIRST PART

                                       - and -

                      SIDEWARE SYSTEMS INC. AND BRAINTECH, INC.
                          (collectively, the "Indemnifier")
                                                             OF THE SECOND PART

In order to induce the Landlord to consent to an assignment of the Lease (the "Lease") dated the 10TH day of OCTOBER, 1996, and made between the Landlord and SJM Management Ltd. which was assigned to Techwest Management Inc. (the "Tenant") effective July 1, 1999 (the "Effective Date") and for other good and valuable consideration, the receipt and sufficiency whereof is hereby acknowledged, the Indemnifier hereby makes the following indemnity and agreement (the "Indemnity") with and in favour of the Landlord:

A.   1.   The Indemnifier hereby agrees with the Landlord that at all times during the Term of the Lease and any extensions or renewals thereof or overholding by the Tenant under the Lease, it will (i) make the due and punctual payment of all Rent, monies, charges and other amounts of any kind whatsoever payable under the Lease by the Tenant whether to the Landlord or otherwise; (ii) effect prompt and complete performance and observance of all and singular the terms, covenants and conditions contained in the Lease on the part of the Tenant to be kept, observed and performed; and (iii) indemnify and save harmless the Landlord from any loss, costs or damages arising out of any failure by the Tenant and the Indemnifier to pay the aforesaid Rent, monies, charges and other amounts of any kind whatsoever payable under the Lease or resulting from any failure by the Tenant and the Indemnifier to observe or perform any of the terms, covenants and conditions contained in the Lease.

     2. The Indemnifier's covenants and obligations set out in paragraph (a) above will not be affected by any disaffirmance, disclaimer, repudiation, rejection, termination or unenforceability of the Lease or by any other event or occurrence which would have the effect at law of terminating any obligations of the Tenant prior to the termination of the Lease whether pursuant to court proceedings or otherwise and no surrender of the Lease to which the Landlord has not provided its written consent (all of which are referred to collectively and individually in this Indemnity as an "Unexpected Termination"), and the occurrence of any such Unexpected Termination shall not reduce the period of time in which the Indemnifier's covenants and obligations hereunder apply, which period of time includes, for greater certainty, that part of the Term of the Lease and any extensions or renewals thereof which would have followed had the Unexpected Termination not occurred.

B. This Indemnity is absolute, unconditional and irrevocable and the obligations of the Indemnifier and the rights of the Landlord under this Indemnity shall not be prejudiced, waived, released, discharged, mitigated, impaired or affected by 1. any extension of time, indulgences or modifications which the Landlord extends to or makes with the Tenant in respect of the performance of any of the obligations of the Tenant (or any other obligated Person) under the Lease; 2. any waiver by or failure of the Landlord to enforce any of the terms, covenants and conditions contained in the Lease; 3. any Transfer under Article VIII of the Lease by the Tenant or by any trustee, receiver, liquidator or any other Person; 4. any consent which the Landlord gives to any such Transfer; 5. any amendment to the Lease or any waiver by the

Tenant of any of its rights under the Lease; 6. the expiration of the Term; or
(g) any Unexpected Termination (as that term is defined in Section 1(b) above). The obligations of the Indemnifier are as primary obligor and not as a guarantor of the Tenant's obligations.

C. The Indemnifier hereby expressly waives notice of the acceptance of this Indemnity and all notice of non-performance, non-payment or non-observance on the part of the Tenant of the terms, covenants and conditions in the Lease. Notwithstanding the foregoing but without prejudicing the foregoing, any notice which the Landlord desires to give to the Indemnifier shall be sufficiently given if delivered to the Indemnifier, or, if mailed, by prepaid registered mail addressed to the Indemnifier at the Premises, or, at the Landlord's option, at the address, if any, set forth above and every such notice is deemed to have been given upon the day it was delivered, or if mailed, forty-eight (48) hours after the date it was mailed. Despite what is stated above, the Indemnifier acknowledges that if its address is stipulated as a post office box or rural route number, then notice will be considered to have been sufficiently given to the Indemnifier if delivered or sent by registered mail to the Premises or, where notice cannot be given in person upon the Premises, by posting the notice upon the Premises. The Indemnifier may designate by notice in writing a substitute address for that set forth above and thereafter notice shall be directed to such substitute address. If two or more Persons are named as Indemnifier, such notice given hereunder or under the Lease shall be deemed sufficiently given to all such Persons if delivered or mailed in the foregoing manner to any one of such Persons.

D. If an Event of Default has occurred under the Lease or a default under this Indemnity, the Indemnifier waives any right to require the Landlord to (a) proceed against the Tenant or pursue any rights or remedies against the Tenant with respect to the Lease; (b) proceed against or exhaust any security of the Tenant held by the Landlord; or (c) pursue any other remedy whatsoever in the Landlord's power. The Landlord has the right to enforce this Indemnity regardless of the acceptance of additional security from the Tenant and regardless of any release or discharge of the Tenant by the Landlord or by others or by operation of any law.

E. Without limiting the generality of the foregoing, the liability of the Indemnifier under this Indemnity is not and is not deemed to have been waived, released, discharged, impaired or affected by reason of the release or discharge of the Tenant in any receivership, bankruptcy, winding-up or other creditors' proceedings or any Unexpected Termination (as that term is defined in Section 1(b) above) and shall continue with respect to the periods prior thereto and thereafter, for and with respect to the Term as if an Unexpected Termination or any receivership, bankruptcy, wind-up or other creditors' proceedings had not occurred, and in furtherance hereof, the Indemnifier agrees, upon any such Unexpected Termination or any receivership, bankruptcy, wind-up or other creditors' proceedings, that the Indemnifier shall, at the option of the Landlord, exercisable at any time after such Unexpected Termination or any receivership, bankruptcy, wind-up or other creditors' proceedings, become the Tenant of the Landlord upon the same terms and conditions as are contained in the Lease, applied mutatis mutandis. The liability of the Indemnifier shall not be affected by any failure of the Landlord to exercise this option, nor by any repossession of the Premises by the Landlord provided, however, that the net payments received by the Landlord after deducting all costs and expenses of repossessing and reletting the Premises shall be credited from time to time by the Landlord against the indebtedness of the Indemnifier hereunder and the Indemnifier shall pay any balance owing to the Landlord from time to time immediately upon demand.

F. No action or proceedings brought or instituted under this Indemnity and no recovery in pursuance thereof shall be a bar or defence to any further action or proceeding which may be brought under this Indemnity by reason of any further default or default hereunder or in the performance and observance of the terms, covenants and conditions contained in the Lease.

G. No modification of this Indemnity shall be effective unless it is in writing and is executed by both the Indemnifier and two authorized representatives of the Landlord.

H. The Indemnifier shall, without limiting the generality of the foregoing, be bound by this Indemnity in the same manner as though the Indemnifier were the Tenant named in the Lease.

I. If two or more individuals, corporations, partnerships or other business associations (or any combination of two or more thereof) execute this Indemnity as Indemnifier, the liability of each such individual, corporation, partnership or other business association hereunder is joint and several. In like manner, if the Indemnifier named in this Indemnity is a partnership or other business association, the members of which are by virtue of statutory or general law, subject to personal liability, the liability of each such member is joint and several.

J. All of the terms, covenants and conditions of this Indemnity extend to and are binding upon the Indemnifier, his, her or its heirs, executors, administrators, successors and assigns, as the case may be, and enure to the benefit of and may be enforced by the Landlord, the owner or owners from time to time

(other than the Landlord) of the freehold or leasehold title of the Building and any Mortgagee.

K. The expressions "Building", "Event of Default", "Landlord", "Tenant", "Rent", "Term", and "Premises" and other terms or expressions where used in this Indemnity, respectively, have the same meaning as in the Lease.

L. The use of words in the singular or plural, or with a particular gender, shall not limit the scope or exclude the application of any provision of this Indemnity to such person or persons or circumstances as the context otherwise permits.

M. The undersigned, as Indemnifier, hereby represents and warrants to and covenants and agrees with the Landlord that:

     7 notwithstanding the foregoing or any performance in whole or in part by the Indemnifier of the covenants of this Indemnity, the Indemnifier shall not, except at the option of the Landlord, have any entitlement to occupy the Premises or otherwise enjoy the benefits of the Tenant under this Lease;

     8 the Indemnifier has full power and authority to enter into this Indemnity and to perform the Indemnifier's obligations contained herein;

     9 this Indemnity is valid and binding upon the Indemnifier and enforceable against the Indemnifier in accordance with its terms; and

     10 in entering into this Indemnity, the Indemnifier, if a corporation, is not contravening any provisions of the Company Act (British Columbia) or the Canada Business Corporations Act (Canada), as the case may be, as these Acts may be amended from time to time, or any statute that replaces or supersedes those Acts.

N. If a part of this Indemnity or the application of it to any Person hereunder or circumstance is to any extent held or rendered invalid, unenforceable or illegal, that part:

     11 is independent of the remainder of this Indemnity and is severable from it, and its invalidity, unenforceability or illegality does not affect, impair or invalidate the remainder of this Indemnity; and

     12 continues to be applicable to and enforceable to the fullest extent permitted by law against any Person hereunder and circumstance, except those as to which it has been held or rendered invalid, unenforceable or illegal.

O. The Indemnifier agrees to execute such further assurances in connection with this Indemnity as the Landlord may reasonably require.

P. This Indemnity shall be construed in accordance with the laws of the Province in which the Building is located.

Q. This Indemnity is the sole agreement between the Landlord and the Indemnifier relating to the indemnity and there are no other written or verbal agreements or representations relating thereto.

R. If the Indemnifier is a corporation, the Indemnifier confirms and agrees that this Indemnity has been executed by its authorized signatories and that if only one signatory has signed this Indemnity, the Indemnifier is authorized by its articles of incorporation or other constating documents to execute indemnities by such sole authorized signatory and if this Indemnity is not executed under seal by the Indemnifier, the Indemnifier is authorized by its articles of incorporation or other constating documents to execute indemnities without a seal.

S. Wherever in this Indemnity reference is made to either the Landlord or the Tenant, the reference is deemed to apply also to the heirs, executors, administrators, successors and assigns of the Landlord and the heirs, executors, administrators, permitted successors, and permitted assigns of the Tenant. Any assignment by the Landlord of any of its interests in the Lease operates automatically as an assignment to such assignee of the benefit of this Indemnity.

IN WITNESS WHEREOF the Landlord and the Indemnifier have signed and sealed this Indemnity.

 SIGNED, SEALED AND DELIVERED in
 the presence of:                    ) PACIFIC CENTRE LEASEHOLDS LIMITED
                                     )
                                     )
                                     ) Per: ---------------------------
                                     )      Authorized Signatory
                                     )
                                     )
                                     ) Per: ---------------------------
                                     )      Authorized Signatory
                                     )
                                     ) (Indemnifier)
                                     ) SIDEWARE SYSTEMS INC.
                                     )
                                     )
                                     ) Per: ---------------------------
                                     )      Authorized Signatory
                                     )
                                     )
                                     ) Per: ---------------------------
                                     )      Authorized Signatory
                                     )
                                     )
                                     ) (Indemnifier)
                                     ) BRAINTECH, INC.


                                       Per: ---------------------------
                                            Authorized Signatory


                                       Per: ---------------------------
                                            Authorized Signatory


                                     )  I/We have authority to bind the
                                     ) corporation.